CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net Income / (Loss)	$ 117,016	$ (3,920)	$ 37,523
Other Comprehensive Income
Amortization of deferred realized losses on cash flow hedges	4,017	4,016	4,017
Reclassification of unrealized losses to earnings	32,644	88,939	116,557
Total Other Comprehensive Income	36,661	92,955	120,574
Comprehensive Income	$ 153,677	$ 89,035	$ 158,097